S E M I - A N N U A L  R E P O R T

SMITH BARNEY
NEW JERSEY
MUNICIPALS
FUND INC.
---------------------------------
September 30, 1995



[LOGO] Smith Barney Mutual Funds
       INVESTING FOR YOUR FUTURE.
       EVERY DAY.

Smith Barney New Jersey Municipals Fund Inc.

Dear Shareholder:

We are pleased to provide you with the semi-annual report which includes the schedule of investments for Smith Barney New Jersey Municipals Fund Inc. for the six-month period ended September 30, 1995. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined our portfolio strategy during this time. The total return for the six-month period for the Smith Barney New Jersey Municipals Fund Inc. was 5.08% (Class A Shares). The Fund's one-year total return for the period ending September 30, 1995 was 10.18% (Class A Shares). These total return figures compare favorably with the six-month 4.43% and one-year 9.61% average annual total returns for all New Jersey municipal bond funds tracked by Lipper Analytical Services. A more detailed summary of performance during this and previous fiscal periods can be found in the "Financial Highlights" section of this report.

Market & Economic Overview

Over the past six months, the fixed-income markets have been characterized by generally lower interest rates, as measured by the decline of 30-Year Treasuries from 7.43% on March 31st to 6.50% on September 30th, a drop of nearly 100 basis points. Long-term municipal bond yields, however, barely budged over the time period, starting out on March 30th at 6.29% as represented by the Bond Buyer's 25-Year Revenue Bond Index and finishing at 6.27% on September 28th. This is due primarily to tax reform concerns.

Although some analysts have been forecasting a slight pick-up in economic activity during the final quarter of 1995, it now appears that the Federal Reserve Board has been successful in controlling inflation and encouraging a sustainable and slower rate of economic growth this year. The Board declined to alter the federal funds rate in September, leaving it unchanged at 5 3/4%, a move that reflected its confidence in the current rate of economic growth. However, while the economy did pick up steam compared to the sluggish first quarter of 1995, it has yet to make up its mind for the year and conflicting indicators all point to continued uncertainty going into 1996. Consumer spending is rising at an annual pact of 2.5% to 3%, a relatively neutral rate further tempered by recent indications that consumer households are growing more cautious.

A number of other economic indicators edged up over the past six months compared to early 1995, including car buying, housing starts and industrial production before slowing again in September. The most recent Index of Leading Indicators -- used by the U.S. government to forecast economic conditions -- eased downward slightly in September, fueled by cheaper commodity prices. This index measures eleven different indicators, ranging from unemployment benefit claims to building permits. While a majority of these indicators showed a slight uptick in September, others dipped. The overall result was confirmation of our expectations for slow economic growth and steady, or even lower, interest rates by year end.

In response to these conditions, the municipal bond market continued to lag somewhat relative to Treasuries. The big uncertainty over the municipal market continues to be tax reform. The current budget, which is heading for a showdown in Washington, contains a capital gains cut but does not address broader tax reform. Flat tax proposals are still being discussed, but a number of alternate reform measures are on the table as well. We expect this issue to emerge as the centerpiece of the 1996 Presidential elections.

In short, until a more definite consensus emerges from Washington, we can not be certain of the impact on municipal bonds and are holding fast on our relatively cautious investment approach. Looking forward -- and absent radical tax reform -- we expect municipal bonds to perform well relative to taxable investments, due primarily to diminishing supply. There continues to be little refinancing or new issue activity. New issue activity is increasing toward year-end but remains well below the levels seen in previous years. The Public Securities Association now predicts approximately $140 billion in new issues by the end of 1995, less than half the record amount that came to market in 1993. This reduction in supply has helped to support underlying values. If the supply situation continues into 1996 as we expect, stronger appreciation opportunities could develop, particularly for bonds with long maturities and good call protection.

NEW JERSEY ECONOMIC HIGHLIGHTS

New Jersey is still the strongest-rated Northeastern state with "AA1" and "AA" ratings from the major credit rating agencies. On a state level, Governor Whitman and the State Assembly have made New Jersey a more friendly place for taxpayers and businesses. Over the past two years, state officials have implemented an earlier-than-expected and aggressive 30% income tax reduction and a reduction in the corporate tax rate from 9% to 7 1/2%. In addition, New Jersey officials have reduced state spending by roughly 1 1/2% to 2% over the past two years.

We have maintained a high quality portfolio with 88% in investment-grade securities. (An investment-grade security is a security with a rating of BBB/Baa from S&P or Moody's). We believe we are well positioned to provide our investors with high tax-exempt income at below-average volatility and risk.

CONCLUSION

At this time, we would like to thank you for your continued participation in the Smith Barney New Jersey Municipals Fund Inc. and your ongoing confidence in our management approach.

Sincerely,

/s/ Heath B. McLendon     /s/ Lawrence T. McDermott

Heath B. McLendon         Lawrence T. McDermott
Chairman and              Vice President and
Chief Executive Officer   Investment Officer

November 8, 1995

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Historical Performance--Class A Shares

                    Net Asset Value
                ------------------------
 Period         Beginning         End       Income    Capital Gain  Return of      Total
 Ended          of Period      of Period   Dividends  Distribution   Capital      Returns(1)
                ---------      ---------   ---------  ------------  ---------     ----------
 9/30/95        $12.62          $12.89      $ 0.35      $0.00        $0.00         5.08%+
 3/31/95         12.55           12.62        0.70       0.00         0.00         6.37
 3/31/94         13.16           12.55        0.69       0.15         0.00         1.66
 3/31/93         12.44           13.16        0.75       0.14         0.01        13.49
 3/31/92         12.17           12.44        0.77       0.13         0.04        10.22
 3/31/91         11.92           12.17        0.83       0.05         0.01         9.89
 3/31/90         11.67           11.92        0.82       0.03         0.00         9.62
 Inception*
   -3/31/89      11.40           11.67        0.82       0.01         0.00         9.84
                ------          ------       -----      -----        -----        -----
Total                                        $5.73      $0.51        $0.06
                                             =====      =====        =====

Historical Performance--Class B Shares

                    Net Asset Value
                ------------------------
 Period         Beginning         End       Income    Capital Gain  Return of      Total
 Ended          of Period      of Period   Dividends  Distribution   Capital      Returns(1)
                ---------      ---------   ---------  ------------  ---------     ----------
 9/30/95        $12.62         $12.89        $0.32     $0.00          $0.00         4.77%+
 3/31/95         12.55          12.62         0.62      0.00           0.00         5.76
 3/31/94         13.16          12.55         0.62      0.15           0.00         1.15
Inception*
  - 3/31/93      12.75          13.16         0.27      0.14           0.01         6.60
                ------         ------        -----     -----          -----         ----
Total                                        $1.83     $0.29          $0.01
                                             =====     =====          =====


Historical Performance--Class C Shares

                    Net Asset Value
                ------------------------
 Period         Beginning         End       Income    Capital Gain  Return of      Total
 Ended          of Period      of Period   Dividends  Distribution   Capital      Returns(1)
                ---------      ---------   ---------  ------------  ---------     ----------
 9/30/95         $12.62        $12.89       $0.32      $0.00        $0.00          4.77%+
Inception*
 - 3/31/95        11.86         12.62        0.18       0.00         0.00          8.01
                 ------        ------       -----      -----        -----          ----
Total$                                      $0.50      $0.00        $0.00
                                            =====      =====        =====

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Average Annual Total Return

                                        Without Sales Charge(1)
                                  -----------------------------------
                                  Class A       Class B       Class C
                                  -------       -------       -------
Six Months Ended 9/30/95+          5.08%         4.77%         4.77%
Year Ended 9/30/95                10.18          9.54           N/A
Five Years Ended 9/30/95           8.77           N/A           N/A
Inception* through 9/30/95         8.85          6.33         13.17


                                           With Sales Charge(2)
                                  -----------------------------------
                                    Class A      Class B      Class C
                                  -------       -------       -------
Six Months Ended 9/30/95+          0.84%         0.27%         3.77%
Year Ended 9/30/95                 5.78          5.04           N/A
Five Years Ended 9/30/95           7.89           N/A           N/A
Inception* through 9/30/95         8.26          5.40         12.17


Cumulative Total Return
                                        Without Sales Charge(1)
                                        -----------------------
Class A (Inception* through 9/30/95)            88.02%
Class B (Inception* through 9/30/95)            19.48
Class C (Inception* through 9/30/95)            13.17


(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
  * Inception dates for Class A, B and C shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.
  + Total return is not annualized, as it may not be representative of the total return for the year.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Historical Performance

    GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
      SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
           VS. LEHMAN MUNI BOND FUND INDEX+
                      (UNAUDITED)
-------------------------------------------------------
              April 1988 - September 1995

                         [GRAPH APPEARS HERE]

Measurement period      Smith Barney
(Fiscal year Covered)   New Jersey      Lehman
---------------------   Municipal       Long Bonds
                        Funds, Inc.     Index

Measurement PT -
4/22/88                 $  9596         $ 10000

FYE 3/89                $ 10540         $ 10641
FYE 3/90                $ 11554         $ 11763
FYE 3/91                $ 12696         $ 12847
FYE 3/92                $ 13992         $ 14131
FYE 3/93                $ 15879         $ 15900
FYE 3/94                $ 16143         $ 16269
FYE 3/95                $ 17171         $ 17479
FYE 9/95                $ 18042         $ 18414


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 22, 1988, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains at net asset value through September 30, 1995. The Lehman Muni Bond Fund Index ("Index") is a broad based, total return index comprised of 8,000 bonds which are all investment grade, fixed rate, longer term maturities (greater than two years) and are selected from issues larger than $50 million dated since January, 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Portfolio Highlights (unaudited)                              September 30, 1995

INDUSTRY BREAKDOWN

                         [GRAPH APPEARS HERE]


General Obligation        21.0
Hospital                  19.7
Utilities                 16.9
Other                     12.2
Education                  8.0
Industrial Development     7.6
Pollution Control          6.8
Housing: Multi-Family      5.6
Transportation             2.2


Summary of Investments by Combined Ratings

                           STANDARD &           PERCENTAGE OF
MOODY'S        AND/OR        POOR'S           TOTAL INVESTMENTS
----------------------------------------------------------------
Aaa                           AAA                     52.8%
Aa                            AA                      12.8
A                             A                       11.9
Baa                           BBB                      9.6
Ba                            BB                       1.6
VMIG 1                        A-1                      0.3
NR                            NR                      11.0
                                                     =====
                                                     100.0%
                                                     =====

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Schedule of Investments (unaudited)                           September 30, 1995


   FACE
  AMOUNT        RATING                          SECURITIES                                VALUE
-----------     ------       ---------------------------------------------------       ------------
Education - 8.0%
$   640,000     Aa3*         New Jersey Economic Development Revenue,
                               Series S, Princeton Montessori Society, LOC
                               Banque National De Paris, 6.500% due 6/1/12             $    664,000
                             New Jersey State Educational Facilities,
                               Financing Authority Revenue:
  1,000,000     NR                Caldwell College, Series A, 7.250% due 7/1/25           1,008,750
  1,285,000     A-                Drew University, Series B, 7.450% due 2/1/05            1,379,769
  2,700,000     NR                Fairleigh Dickinson University, Series C,
                                     6.625% due 7/1/23                                    2,578,500
  2,450,000     A+           New Jersey State Higher Education Assistance,
                               5.300% due 7/1/10(a)                                       2,284,625
    750,000     AA           Rutgers State University, University of New Jersey,
                               Series P, 6.850% due 5/1/21                                  803,437
                             South Brunswick Township, Board of Education,
                               FGIC-Insured:
  1,500,000     AAA              6.400% due 8/1/18                                        1,578,750
  1,500,000     AAA              6.400% due 8/1/19                                        1,573,125
  1,140,000     AA           University of New Jersey, School of Medicine and
                               Dentistry, Series C, 7.200% due 12/1/19                    1,246,875
                                                                                       ------------
                                                                                         13,117,831
                                                                                       ------------
General Obligation - 21.0%
  2,500,000     AAA          Atlantic County COP Lease Agreement, FGIC-Insured,
                               7.400% due 3/1/09                                          2,975,000
    375,000     AAA          Atlantic County Improvement Luxury Tax Revenue,
                               Convention Center, MBIA-Insured, 7.400% due 7/1/16           449,531
  1,340,000     AAA          Bayonne GO, FGIC-Insured, 6.125% due 5/1/14                  1,381,875
    665,000     AAA          Belvedere GO, AMBAC-Insured, 7.300% due 12/1/14                729,838
    385,000     A1*          Cape May Bridge Commission, Guaranteed
                               Revenue Bonds, 6.700% due 6/1/02                             404,731
    550,000     AAA          Dover Board of Education COP, FGIC-Insured,
                               6.600% due 6/1/11                                            581,625
                             Essex County GO:
    175,000     AAA            FSA-Insured, 6.500% due 12/1/11                              183,750
  2,500,000     AAA          Improvement Authority, FGIC-Insured,
                               5.200% due 12/1/24                                         2,250,000
    750,000     AAA          Evesham Township, Board of Education COP,
                               FGIC-Insured, 6.875% due 9/1/11                              818,438
    200,000     AAA          Hudson County GO Bonds, FGIC-Insured,
                               6.550% due 7/1/10                                            221,750
    425,000     AAA          Hudson County Correctional Facilities, MBIA-Insured,
                               6.600% due 12/1/21                                           448,906

                       See Notes to Financial Statements

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Schedule of Investments (unaudited) (continued)               September 30, 1995


   FACE
  AMOUNT        RATING                        SECURITIES                              VALUE
-----------     ------     ---------------------------------------------------     ------------
General Obligation - 21.0% (continued)
$ 1,000,000     AAA        Lumberton Township School District COP,
                             MBIA-Insured, 6.100% due 10/1/13                      $  1,037,500
                           Morris Township, GO:
    550,000     AA           6.550% due 7/1/09                                          620,125
    550,000     AA           6.550% due 7/1/10                                          617,375
    500,000     AA           6.550% due 7/1/11                                          558,125
  1,200,000     A+         Morristown GO, Revenue Refunding,
                             6.500% due 2/1/06                                        1,249,500
  2,500,000     A+         New Jersey State COP, Equipment Leasing Revenue,
                             Series A, 6.400% due 4/1/05                              2,703,125
  2,500,000     AA+        New Jersey State GO, Series D,
                             8.000% due 2/15/07                                       3,137,500
  1,500,000     AAA        North Bergen Township Capital Appreciation,
                             FSA-Insured, 8.000% due 8/15/07                          1,860,000
                           Old Bridge Township GO, FGIC-Insured:
    560,000     AAA          6.550% due 7/15/10                                         598,500
    720,000     AAA          6.550% due 7/15/11                                         767,700
    500,000     AAA        Perth Amboy Board of Education COP, FSA-Insured,
                             6.125% due 12/15/17                                        516,875
  1,750,000     AAA        Piscataway Township School District COP, FHA-Insured,
                             5.375% due 12/15/10                                      1,736,875
  1,750,000     AAA        Pleasantville School District COP, BIG-Insured,
                             7.700% due 10/1/13                                       1,935,938
    495,000     A          Puerto Rico Commonwealth GO Unlimited,
                             8.000% due 7/1/08                                          544,500
    500,000     AAA        South Amboy GO Unlimited, MBIA-Insured,
                             6.375% due 12/1/10                                         532,500
    750,000     AAA        Trenton GO, MBIA-Insured, 6.550% due 8/15/09                 801,563
    900,000     AAA        Union City GO, MBIA-Insured, 6.700% due 9/1/12               966,375
  1,400,000     AAA        Warren Hills Regional School District COP,
                             FSA-Insured, 5.250% due 12/15/09                         1,359,750
    854,000     AAA        Weehawken Township GO, FSA-Insured,
                             6.350% due 7/1/07                                          912,712
                           West Windsor/Plainsboro GO, Regional School District:
    180,000     AA           6.750% due 4/1/06                                          203,400
    490,000     AA           6.750% due 4/1/07                                          556,150
    435,000     AA           6.800% due 4/1/08                                          496,987
    170,000     AA           6.800% due 4/1/09                                          194,225
                                                                                   ------------
                                                                                     34,352,744
                                                                                   ------------

                       See Notes to Financial Statements

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Schedule of Investments (unaudited) (continued)               September 30, 1995


   FACE
  AMOUNT        RATING                        SECURITIES                            VALUE
-----------     ------     ---------------------------------------------------   ------------
Hospital -- 19.7%
$1,000,000      AAA        Camden County Improvement Authority, Health
                             Services Project B, AMBAC-Insured,
                             5.250% due 12/1/18                                  $    936,250
 2,500,000      AAA        New Jersey EDA, Nursing Home Revenue, RWJ
                             Health Care Corporation, FSA-Insured,
                             6.500% due 7/1/24                                      2,625,000
                           New Jersey Health Care Facilities Financing
                             Authority Revenue:
 1,000,000      A*             Atlantic City Medical Center, Series C,
                                  6.800% due 7/1/11                                 1,061,250
                               Burdett Tomlin Memorial Hospital, Series D,
                                 FGIC-Insured:
 1,400,000      AAA                6.500% due 7/1/12                                1,475,250
   850,000      AAA                6.500% due 7/1/21                                  889,313
                               Columbus Hospital, Series A:
 1,050,000      Baa1*            7.200% due 7/1/01                                  1,084,125
 1,000,000      Baa1*            7.500% due 7/1/21                                  1,011,250
 1,500,000      AAA            Community Medical Center, Series D,
                                 MBIA-Insured, 6.000% due 7/1/19                    1,513,125
   250,000      A              Community Memorial Hospital Association,
                                 Series C, 8.000% due 7/1/14                          267,812
 1,550,000      Baa1*          Deborah Heart & Lung Center, 6.300% due 7/1/23       1,551,937
 3,000,000      AAA            Irvington General Hospital, FHA-Insured,
                                 6.375% due 8/1/15                                  3,142,500
 1,500,000      A              Helene Fuld Medical Center, Series C,
                                 8.125% due 7/1/13                                  1,618,125
 1,125,000      AAA            J.F.K. Health System, Obligated Group,
                                 FGIC-Insured, 6.700% due 7/1/21                    1,195,313
   260,000      A1*            Kennedy Memorial University Medical Center,
                                 Series D, 7.875% due 7/1/09                          277,550
   340,000      Baa*           Kimball Medical Center, Series C,
                                 8.000% due 7/1/98                                    355,300
   825,000      AAA            Medical Center of Ocean County, Series C,
                                 FSA-Insured, 6.750% due 7/1/20                       902,344
 3,550,000      AAA            Newark Beth Israel Medical Center, FSA-Insured,
                                 6.000% due 7/1/24                                  3,603,250
   600,000      BBB+           Newcomb Medical Center, Series A,
                                 7.875% due 7/1/03                                    653,250
 2,000,000      Baa*           Ocean County Hospital, 6.250% due 7/1/23             1,877,500
   585,000      AAA            Overlook Hospital Association, Series E,
                                 FGIC-Insured, 6.700% due 7/1/17                      605,475
 1,000,000      NR             Raritan Bay Medical Center, 7.250% due 7/1/27          992,500

                      See Notes to Financial Statements.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Schedule of Investments (unaudited) (continued)               September 30, 1995


   FACE
  AMOUNT        RATING                             SECURITIES                                VALUE
-----------     ------          ---------------------------------------------------       ------------
Hospital -- 19.7%  (continued)
$  825,000      AAA             Riverview Medical Center, Series A,
                                  AMBAC-Insured, 8.000% due 7/1/18                        $    910,594
 1,250,000      Baa*            St. Elizabeth's Hospital Project, Series B,
                                  8.250% due 7/1/20                                          1,337,500
 1,750,000      Baa1*           St. Mary Hospital, 5.875% due 7/1/12                         1,645,000
   725,000      AAA             Wayne General Hospital, FHA-Insured,
                                  5.750% due 8/1/11                                            726,812
                                                                                          ------------
                                                                                            32,258,325
                                                                                          ------------
Housing: Multi-Family -- 5.6%
   650,000      BBB+            Essex County Improvement Authority, Lease
                                  Revenue Bonds, 6.600% due 4/1/14                             660,563
 1,000,000      A+              Hudson County Improvement Authority, Solid
                                  Waste System Revenue, Series A, 6.100% due 7/1/20          1,008,750
 1,500,000      AAA             Newark Housing Financing Corporation, Mortgage
                                  Revenue Refunding Manor Apartments, Series A,
                                  FHA-Insured, 7.500% due 2/15/24                            1,612,500
                                New Jersey State Housing & Mortgage Finance Agency,
                                  Multi-Family Housing Revenue:
 1,550,000      AAA                 Presidential Plaza, Series 1, FHA-Insured,
                                      7.000% due 5/1/30                                      1,617,812
 1,000,000      AAA                 Refunding, Series A, AMBAC-Insured,
                                      6.000% due 11/1/14                                     1,001,250
 1,000,000      AA                  Regency Park Project, Series H, 7.700% due 11/1/30       1,041,250
   735,000      AAA             Sayreville Housing Development Corporation,
                                  Mortgage Revenue Refunding, Lakeview Apartments,
                                  FHA-Insured, 7.750% due 8/1/24                               805,744
 1,500,000      Aa*             Scotch Plains Township Senior Citizen Housing
                                  Corporation, Revenue Bonds, 5.750% due 3/1/23              1,417,500
                                                                                          ------------
                                                                                             9,165,369
                                                                                          ------------
Housing: Single-Family -- 0.7%
                                New Jersey State Housing & Mortgage Finance Agency
                                  Revenue, MBIA-Insured:
   740,000      AAA                 Series B, 8.100% due 10/1/17                               784,400
    30,000      AAA                 Series C, 8.375% due 4/1/17                                 31,987
   310,000      AAA                 Series D, 7.700% due 4/1/29(a)                             326,275
                                                                                          ------------
                                                                                             1,142,662
                                                                                          ------------
Industrial Development -- 7.6%
                                New Jersey EDA:
 1,000,000      AAA               Natural Gas Facilities Revenue, NUI Corporation,
                                    Series A, AMBAC-Insured, 6.350% due 10/1/22              1,038,750

                      See Notes to Financial Statements.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Schedule of Investments (unaudited) (continued)               September 30, 1995


   FACE
  AMOUNT        RATING                        SECURITY                                VALUE
-----------     ------     ---------------------------------------------------     ------------
Industrial Development -- 7.6% (continued)
                           Economic Development Revenue:
$ 1,000,000     NR           Trane Division 1990 Project, 9.500% due 9/1/00        $  1,127,500
  1,500,000     NR           Zirser-Greenbriar, 7.375% due 7/15/03                    1,524,375
  1,500,000     BB+        Electric Revenue, Vineland Cogeneration LP,
                             7.875% due 6/1/19(a)                                     1,606,875
  1,000,000     AAA        Miscellaneous Revenue, State Contract, FSA-Insured,
                             6.000% due 3/15/21                                       1,017,500
                           Nursing Home Revenue:
  1,500,000     NR           Franciscan Oaks, Series A, 8.500% due 10/1/23            1,591,875
  1,000,000     A+           Morris Hall-St. Lawrence, 6.250% due 4/1/25              1,016,250
  2,000,000     AAA          St. Barnabas Reality Development Corporation,
                                MBIA-Insured, 5.250% due 7/1/13                       1,885,000
  1,500,000     A-         Terminal Revenue, GATX Terminal Corporation,
                             Series 1994, 7.300% due 9/1/19                           1,665,000
                                                                                     ==========
                                                                                     12,473,125
                                                                                     ==========
Lifecare -- 1.2%
 1,000,000      BBB        New Jersey EDA, EDR, Health Village Inc.,
                             7.800% due 5/1/16                                        1,056,250
   815,000      AAA        New Jersey Health Care Facilities, Financing Authority
                             Revenue, Spectrum for Living, FHA-Insured,
                             6.500% due 2/1/22                                          848,619
                                                                                      =========
                                                                                      1,904,869
                                                                                      =========
Miscellaneous -- 9.5%
   200,000      AAA        Delaware River Junction, Toll Bridge Commission,
                             Refunding Bonds, FGIC-Insured, 6.250% due 7/1/12           208,500
 1,000,000      AAA        New Brunswick Parking Authority Revenue,
                             City Guaranteed Parking, Series A, FGIC-Insured,
                             6.500% due 9/1/19                                        1,058,750
                           New Jersey EDA:
   480,000      NR           EDR, National Association of Accountants,
                               7.650% due 7/1/09                                        515,400
 1,975,000      NR           Industrial Revenue, State Plaza Park and Ride LP,
                               6.625% due 7/1/03                                      2,039,188
   500,000      A-           Nursing Home Revenue, Absecon Manor Project,
                               FHA-Insured, 8.250% due 2/1/28                           517,500
 1,000,000      NR           Waste Paper Recycling Revenue, Marcal Paper
                               Project, 8.500% due 2/1/10(a)                          1,146,250
                           New Jersey Sports and Expo Authority:
 1,250,000      AAA          Convention Center, Luxury Tax Revenue,
                               MBIA-Insured, 6.250% due 7/1/20                        1,289,062

                      See Notes to Financial Statements.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Schedule of Investments (unaudited) (continued)               September 30, 1995


   FACE
  AMOUNT        RATING                        SECURITIES                                  VALUE
-----------     ------     ---------------------------------------------------         ------------
Miscellaneous -- 9.5% (continued)
$2,000,000      NR         Monmouth Park, Refunding, Series A,
                             8.000% due 1/1/25                                         $  2,182,500
 3,400,000      Aa*        State Contract, Series A, 6.000% due 3/1/21                    3,417,000
 2,000,000      AAA        Port Authority  NY & NJ, Consolidated Loan, Series 96,
                             FGIC-Insured, 6.600% due 10/1/23(a)                          2,097,500
 1,000,000      A+         Union County Improvement Authority Revenue,
                             Cranford Township Project, 7.750% due 5/1/03                 1,100,000
                                                                                       ------------
                                                                                         15,571,650
                                                                                       ------------
Pollution Control -- 6.8%
   950,000      Ba*        Atlantic County Utilities Authority, Solid Waste Revenue,
                             7.125% due 3/1/16                                              953,562
 3,750,000      BBB-       Hudson County Improvement Authority, Solid Waste
                             System Revenue, 7.100% due 1/1/20                            3,754,688
   200,000      AAA        Mercer County Improvement Revenue, FGIC-Insured,
                             Series A, 6.700% due 4/1/13(a)                                 207,000
                           Middlesex County Pollution Control Authority
                             Financing Revenue, Amerada Hess Corp.:
 1,000,000      NR             7.875% due 6/1/22                                          1,123,750
 2,000,000      NR             6.875% due 12/1/22                                         2,095,000
                           New Jersey EDA:
 1,250,000      Aa1*         Solid Waste Revenue, Garden State Paper Co.,
                               7.125% due 4/1/22(a)                                       1,317,188
 1,500,000      A            Sewer Facility, Atlantic City Sewer Co.,
                               7.250% due 12/1/11(a)                                      1,640,625
                                                                                       ------------
                                                                                         11,091,813
                                                                                       ------------
Short-Term (b) -- 0.3%
   500,000      VMIG 1*    Commonwealth of Puerto Rico, Government
                             Bank Revenue Bond, 3.450% due 12/1/15                          500,000
                                                                                       ------------
Transportation -- 2.2%
    500,000     AAA        Delaware River Port Authority, PA & NJ Delaware River            555,000
                             Bridges, Revenue Refunding, AMBAC-Insured,
                             7.375% due 1/1/07
    500,000     AAA        Hoboken Parking Authority Revenue, FGIG-Insured,
                             6.000% due 6/1/24                                              513,750
  2,500,000     AAA        New Jersey State Transportation Trust Fund
                             Transportation System, MBIA-Insured,
                             5.500% due 6/15/13                                           2,437,500
                                                                                       ------------
                                                                                          3,506,250
                                                                                       ------------

                      See Notes to Financial Statements.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Schedule of Investments (unaudited) (continued)               September 30, 1995


   FACE
  AMOUNT        RATING                        SECURITIES                                 VALUE
-----------     ------     ---------------------------------------------------        ------------
Utilities -- 16.9%
$   700,000     Baa1*      Beachwood Sewer Authority Revenue, Junior Lien,
                              6.500% due 12/1/12                                      $    727,125
  1,000,000     AAA        Bordentown Sewerage Authority Revenue, Series C,
                             MBIA-Insured, 6.900% due 12/1/16                            1,067,500
                           Gloucester County Utilities Authority, Sewer Revenue:
  1,000,000     AA-          6.500% due 1/1/21                                           1,038,750
    900,000     AA-          6.259% due 1/1/24                                             930,375
  1,700,000     AAA        Jersey City Sewer Authority, AMBAC-Insured,
                             6.250% due 1/1/14                                           1,836,000
    530,000     AAA        Jersey City Water Utility, AMBAC-Insured,
                             7.500% due 10/1/03                                            570,412
  1,385,000     AAA        Kearny Municipal Utilities Authority Revenue,
                             FGIC-Insured, 7.300% due 11/15/18                           1,687,969
  1,500,000     AAA        Lower Township Municipal Utilities Authority,
                             MBIA-Insured, 6.125% due 12/1/13                            1,556,250
    500,000     AAA        Monroe Township Municipal Utilities Authority,
                             Gloucester County Revenue, AMBAC-Insured,
                             6.650% due 7/1/11                                             535,000
                           New Jersey EDA:
  4,500,000     AAA          PCR, PSE&G Corp., MBIA-Insured, 6.400% due 5/1/32(a)        4,640,625
    750,000     A            Water Facilities Revenue, Hackensack Water,
                               Series D, 7.000% due 10/1/17(a)                             772,500
  1,960,000     AAA        North Bergen Township Municipal Utilities Authority,
                             Sewer Revenue, FGIC-Insured, 7.875% due 12/15/09            2,457,350
                           North Jersey District Water Supply Commission,
                             Refunding, Wanaque North Project, Series A,
                             MBIA-Insured:
  2,500,000     AAA            6.000% due 7/1/21                                         2,553,125
  1,195,000     AAA            6.500% due 11/15/21                                       1,268,194
    750,000     AAA        Old Bridge Township Municipal Utilities Authority
                             Revenue, FGIC-Insured, 6.400% due 11/1/09                     707,812
  2,500,000     AA         Somerset/Raritan Valley Sewer Authority Revenue,
                             6.750% due 7/1/10                                           2,687,500
  1,000,000     AAA        Southeast Morris County Municipal Utilities
                             Authority, Water Revenue, Series A, FGIC-Insured,
                             6.500% due 1/1/11                                           1,055,000
  1,500,000     AAA        Stafford Municipal Utilities Authority, Sewer and
                             Water Revenue, FGIC-Insured, 6.125% due 12/1/22             1,543,125
                                                                                      ------------
                                                                                        27,724,612
                                                                                      ------------

                      See Notes to Financial Statements.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Schedule of Investments (unaudited) (continued)               September 30, 1995


   FACE
  AMOUNT        RATING                       SECURITIES                               VALUE
-----------     ------    ---------------------------------------------------      ------------
Water and Sewer -- 0.5%
$   100,000     AAA       Passaic Valley Sewer Commission Revenue,
                            Water Supply Revenue, Series A, FGIC-Insured,
                            6.400% due 12/15/22                                    $    104,375
    750,000     AAA       South Monmouth Regional Sewer Authority,
                            MBIA-Insured, 6.000% due 1/15/14                            776,250
                                                                                   ------------
                                                                                        880,625
                                                                                   ------------
                          TOTAL INVESTMENT -- 100%
                          (Cost -- $156,492,0154)(c)                               $163,689,875
                                                                                   ============

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Variable rate obligations payable at par on demand at any time on no more than seven days notice.
(c) Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 16 and 17 for definitions of ratings and certain security descriptions.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Bond Ratings

All ratings are by Standard & Poor's Corporation, except those identified by an asterisk (*) are rated by Moody's Investors Services. The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's Corporation or Moody's Investors Services.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Short-Term Securities Ratings

SP-1   -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


Security Descriptions

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond Assurance Corporation
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
RIBS   -- Residual Interest Bonds
VA     -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Statement of Assets and Liabilities (unaudited)           September 30, 1995


ASSETS:
  Investments, at value (Cost -- $156,492,014)                  $163,689,875
  Cash                                                                32,375
  Receivable for Fund shares sold                                    108,950
  Interest receivable                                              2,867,844
                                                                ------------
  TOTAL ASSETS                                                   166,699,044
                                                                ------------
LIABILITIES:
  Payable for securities purchased                                 1,006,667
  Dividend payable                                                   726,479
  Management fees payable                                             47,417
  Administration fees payable                                         27,095
  Distribution fees payable                                           23,768
  Accrued expenses and other liabilities                             173,536
                                                                ------------
  TOTAL LIABILITIES                                                2,004,962
                                                                ------------
TOTAL NET ASSETS                                                $164,694,082
                                                                ============
NET ASSETS:
  Par value of capital shares                                   $     12,778
  Capital paid in excess of par value                            160,887,818
  Overdistributed net investment income                             (204,928)
  Accumulated net realized loss on security transactions          (3,199,447)
  Net unrealized appreciation of investments                       7,197,861
                                                                ------------
TOTAL NET ASSETS                                                $164,694,082
                                                                ============
SHARES OUTSTANDING:
  Class A                                                          8,197,905
  Class B                                                          4,554,295
  Class C                                                             25,350
NET ASSET VALUE:
  Class A (and redemption price)                                      $12.89
  Class B *                                                           $12.89
  Class C **                                                          $12.89
CLASS A MAXIMUM PUBLIC OFFERING PRICE PER SHARE
  (net asset value plus 4.17% of net asset value per share)           $13.43

   * Redemption price is NAV of Class B shares reduced by a CDSC of 4.50% if shares are redeemed less than one year from initial purchase (See Note 4).
  ** Redemption price is NAV of Class C shares reduced by a CDSC of 1.00% if shares are redeemed within the first year of purchase.



                      See Notes to Financial Statements.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
   Interest                                                      $  5,139,161
EXPENSES:
   Management fees (Note 4)                                           287,053
   Distribution fees (Note 4)                                         266,100
   Administration fees (Note 4)                                       164,031
   Shareholder and servicing fees                                      36,340
   Audit and legal                                                     35,399
   Shareholder communications                                          24,605
   Custody                                                             21,068
   Pricing service fees                                                10,000
   Directors' fees                                                      8,356
   Registration fees                                                    8,201
   Other                                                                9,563
                                                                 ------------
   TOTAL EXPENSES                                                     870,716
                                                                 ------------
NET INVESTMENT INCOME                                               4,268,445
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5:)
   Realized Loss From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                           6,047,428
      Cost of securities sold                                       6,049,743
                                                                 ------------
   NET REALIZED LOSS                                                   (2,315)
                                                                 ------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                           3,594,166
      End of period                                                 7,197,861
                                                                 ------------
   INCREASE IN NET UNREALIZED APPRECIATION                          3,603,695
                                                                 ------------
NET GAIN ON INVESTMENTS                                             3,601,380
                                                                 ------------
INCREASE IN NET ASSETS FROM OPERATIONS                           $  7,869,825
                                                                 ============

                      See Notes to Financial Statements.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 1995


                                                           SEPTEMBER 30      MARCH 31
                                                           ------------    ------------
OPERATIONS:
   Net investment income                                   $  4,268,445    $  9,021,931
   Net realized loss                                             (2,315)     (3,197,132)
   Increase in net unrealized appreciation                    3,603,695       3,571,504
                                                           ------------    ------------
   INCREASE IN NET ASSETS FROM OPERATIONS                     7,869,825       9,396,303
                                                           ------------    ------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
   Net investment income                                     (4,362,076)     (9,001,936)
   Net realized gains                                                --         (29,564)
                                                           ------------    ------------
   Decrease in Net Assets From
      Distributions to Shareholders                          (4,362,076)     (9,031,500)
                                                           ------------    ------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                           8,267,532      22,726,723
   Net asset value of shares issued
     for reinvestment of dividends                            2,271,159       5,847,777
   Cost of shares reacquired                                (11,854,233)    (34,725,222)
                                                           ------------    ------------
DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                   (1,315,542)     (6,150,722)
                                                           ------------    ------------
INCREASE (DECREASE) IN NET ASSETS                             2,192,207      (5,785,919)

NET ASSETS
   Beginning of period                                      162,501,875     168,287,794
                                                           ------------    ------------
   END OF PERIOD*                                          $164,694,082    $162,501,875
                                                           ============    ============
*Includes overdistributed net investment income of:        $   (204,928)   $   (111,297)
                                                           ============    ============

                      See Notes to Financial Statements.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Notes to Financial Statements (unaudited)

     1. SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney New Jersey Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) short-term securities and securities maturing within 60 days are valued at cost plus (minus) accreted discount (amortized premium), which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; and (g) the Fund intends to comply with the applicable provision of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     2. FUND CONCENTRATION

     The Fund primarily invests in debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of New Jersey municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Notes to Financial Statements (unaudited) (continued)

     3.  EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     4.  INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
         AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Funds pays SBMFM an advisory fee calculated at an annual rate of 0.35% of average daily net assets up to $500 million and 0.32% of average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank, acted as sub-administrator to the Fund. SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. As of June 12, 1995 this relationship was terminated.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1995, SB received sales charges of approximately $72,000 of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares if redemption occurs less than one year from initial purchase and

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Notes to Financial Statements (unaudited) (continued)

thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year from the date such investment was made. For the six months ended September 30, 1995, CDSCs of approximately $61,000 were paid to SB.

       Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class.

       All officers and one Director of the Fund are employees of SB.

       5.  INVESTMENTS

       During the six months ended September 30, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) of investments were as follows:

Purchases                                        $6,003,388
                                                 ----------
Sales                                             6,047,428
                                                 ----------

       At September 30, 1995, the net unrealized appreciation of investments for Federal income tax purposes consisted of the following:

Gross unrealized appreciation                    $8,127,565
Gross unrealized depreciation                      (929,704)
                                                 ----------
Net unrealized appreciation                      $7,197,861
                                                 ==========

       6.  CAPITAL LOSS CARRYFORWARD

       At March 31, 1995, the Fund had for Federal tax purposes approximately $2,456,970 of unused loss carryforwards available to offset future capital gains expiring March 31, 2003. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

       7.  CAPITAL SHARES

       As of September 30, 1995, the Fund has authorized 100 million shares of $0.001 par value capital stock. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Notes to Financial Statements (unaudited) (continued)

interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. At September 30, 1995, total paid-in capital amounted to the following for each class:


                              CLASS A          CLASS B          CLASS C
                              -------          -------          -------
Total Paid-in Capital         $100,270,763     $ 60,314,182     $ 315,651
                              ============     ============     =========

    Transactions in shares of each class were as follows:

                             SIX MONTHS ENDED                   YEAR ENDED
                            SEPTEMBER 30, 1995                MARCH 31, 1995*
                         --------------------------    -----------------------------
                          SHARES          AMOUNT         SHARES            AMOUNT
                         --------      ------------    ----------       ------------
CLASS A
Shares sold               290,726      $  3,720,920       806,228       $  9,970,151
Shares issued on
  reinvestment            116,948         1,489,126       326,175          4,033,183
Shares redeemed          (684,283)       (8,765,857)   (2,211,779)       (27,041,571)
                         --------      ------------    ----------      -------------
Net Decrease             (276,609)     $ (3,555,811)   (1,079,376)     $ (13,038,237)
                         ========      ============    ==========      =============
CLASS B
Shares sold               350,257      $  4,476,543      1,011,453     $  12,515,653
Shares issued on
  reinvestment             61,010           776,976        146,701         1,813,092
Shares redeemed          (241,712)       (3,086,481)      (628,611)       (7,683,651)
                         --------      ------------    ----------      -------------
Net Increase              169,555      $  2,167,038        529,543     $   6,645,094
                         ========      ============    ==========      =============
CLASS C
Shares sold                 5,433      $     70,069        19,546      $     240,919
Shares issued on
  reinvestment                397             5,057           120              1,502
Shares redeemed              (146)           (1,895)           --                 --
                         --------      ------------    ----------      -------------
Net Increase                5,684      $     73,231        19,666      $     242,421
                         ========      ============    ==========      =============

* For Class C Shares, Transactions are for the period from December 13, 1994 (inception date) to March 31, 1995.

Subsequent Event (unaudited)

   On July 19, 1995, the Board of Directors of the Fund approved a reduction in the investment advisory fee paid by the Fund to SBMFM. Accordingly, effective November 17, 1995, the Fund's investment advisory fee will be decreased from 0.35% to 0.30% of the average daily net assets of the Fund.

SMITH BARNEY
NEW JERSEY MUNICIPAL FUND INC.

Financial Highlights

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


CLASS A SHARES                         1995(1)        1995       1994        1993      1992      1991
                                      --------      --------   --------    --------  --------  ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD                $   12.62     $   12.55   $  13.16    $  12.44  $  12.17  $   11.92
                                      --------      --------   --------    --------  --------  ---------
INCOME FROM OPERATIONS:
  Net investment income(2)                0.33          0.70       0.70        0.75      0.77       0.82
  Net realized and unrealized
    gain (loss)                           0.29          0.70      (0.46)       0.87      0.44       0.32
                                      --------      --------   --------    --------  --------  ---------
Total Income From Operations              0.62          0.77       0.24        1.62      1.21       1.14
                                      --------      --------   --------    --------  --------  ---------
LESS DISTRIBUTIONS FROM:
  Net investment income                  (0.35)        (0.70)     (0.69)      (0.75)    (0.77)     (0.83)
  Overdistribution of net income            --            --      (0.01)         --        --         --
  Net realized gains                        --         (0.00)*    (0.15)      (0.14)    (0.13)     (0.05)
  Capital                                   --            --      (0.00)*     (0.01)    (0.04)     (0.01)
                                      --------      --------   --------    --------  --------  ---------
Total Distributions                      (0.35)        (0.70)     (0.85)      (0.90)    (0.94)     (0.89)
                                      --------      --------   --------    --------  --------  ---------
NET ASSET VALUE,
  END OF PERIOD                       $  12.89     $   12.62   $  12.55    $  13.16  $  12.44  $   12.17
                                      --------      --------   --------    --------  --------  ---------
TOTAL RETURN                              5.08%++       6.37%      1.66%      13.49%    10.22%      9.89%
                                      --------      --------   --------    --------  --------  ---------
NET ASSETS,
  END OF PERIOD (000s)                $105,663      $106,919   $119,913    $115,694  $ 92,797  $  65,378
                                      --------      --------   --------    --------  --------  ---------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)                          0.88%+        0.88%      0.83%       0.74%     0.67%      0.57%
  Net investment income                   5.38+         5.61       5.17        5.76      6.18       6.74
                                      --------      --------   --------    --------  --------  ---------
PORTFOLIO TURNOVER RATE                     24%           32%        32%         58%       98%        44%
                                      ========      ========   ========    ========  ========  =========

(1) For the six months ended September 30, 1995 (unaudited).
(2) The manager has waived all or part of its fees in each of the periods in the four-year period ended March 31, 1994. If such fees were not waived, the per share decrease of net investment income and the ratios of expenses to average net assets would be as follows:

                     Per Share Decreases           Expense Ratios
                   of Net Investment Income      Without Fee Waivers
                  --------------------------    ----------------------
                  1994   1993   1992   1991     1994  1993  1992  1991
                  -----  -----  -----  -----    ----  ----  ----  ----
Class A           $0.01  $0.02  $0.02  $0.04    0.88% 0.90% 0.83% 0.90%

(3) Expense ratios exclude interest expense. Expense ratios including interest expense would have been 0.89% and 0.68% for the years ended March 31, 1995 and March 31, 1992, respectively.
*   Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Financial Highlights (continued)

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


Class B Shares                                1995(1)          1995        1994           1993(2)
                                              -------         -------     -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 12.62         $ 12.55     $ 13.16        $ 12.75
                                              -------         -------     -------        -------
INCOME FROM OPERATIONS:
  Net investment income(3)                       0.32            0.63        0.64           0.28
  Net realized and unrealized gain (loss)        0.27            0.06       (0.47)          0.55
                                              -------         -------     -------        -------
Total Income From Operations                     0.59            0.69        0.17           0.83
                                              -------         -------     -------        -------
LESS DISTRIBUTION FROM:
  Net investment income                         (0.32)          (0.62)      (0.62)         (0.27)
  Overdistribution of net income                   --              --       (0.01)            --
  Net realized gains                               --           (0.00)*     (0.15)         (0.14)
  Capital                                          --              --       (0.00)*        (0.01)
                                              -------         -------     -------        -------
Total Distributions                             (0.32)          (0.62)      (0.78)         (0.42)
                                              -------         -------     -------        -------
NET ASSET VALUE, END OF PERIOD                $ 12.89         $ 12.62     $ 12.55        $ 13.16
                                              -------         -------     -------        -------
TOTAL RETURN                                     4.77%++         5.76%       1.15%          6.60%++
                                              -------         -------     -------        -------
NET ASSETS, END OF PERIOD (000s)              $58,704         $55,334     $48,375        $16,293
                                              -------         -------     -------        -------
RATIOS TO AVERAGE NET ASSETS
  Expenses(3)(4)                                 1.40%+          1.39%       1.36%          1.33%+
  Net investment income                          4.88+           5.09        4.64           5.17+
                                              -------         -------     -------        -------
PORTFOLIO TURNOVER RATE                            24%             32%         32%            58%
                                              =======         =======     =======        =======

(1)  For the six months ended September 30, 1995 (unaudited).
(2)  For the period from November 6, 1992 (inception date) to March 31, 1993.
(3) The manager has waived all or part of its fees in each of the periods in the two-year period ended March 31, 1994. If such fees were not waived, the per share decrease of net investment income and the ratios of expenses to average net assets would be as follows:

                Per Share Decreases               Expense Ratios
              of Net Investment Income          Without Fee Waivers
              ------------------------         ---------------------
               1994             1993(2)         1994         1993(2)
              -----             ------         -----         -------
Class B       $0.01             $0.01          1.41%         1.49%+

(4) Expense ratios exclude interest expense. Expense ratios including interest expense would have been 1.40% for the year ended March 31, 1995.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Financial Highlights (continued)

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


CLASS C SHARES                                 1995(1)         1995(2)
                                              ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD             $12.62          $11.86
                                              ---------       ---------
INCOME FROM OPERATIONS:
  Net investment income                            0.30            0.20
  Net realized and unrealized gain                 0.29            0.74
                                              ---------       ---------
Total Income From Operations                       0.59            0.94
                                              ---------       ---------
LESS DISTRIBUTIONS FROM:
  Net investment income                           (0.32)          (0.18)
  Overdistribution of net income                     --              --
  Net realized gains                                 --           (0.00)*
                                              ---------       ---------
Total Distributions                               (0.32)          (0.18)
                                              ---------       ---------
NET ASSET VALUE, END OF PERIOD                   $12.89          $12.62
                                              ---------       ---------
TOTAL RETURN++                                     4.77%           8.01%
                                              ---------       ---------
NET ASSETS, END OF PERIOD (000S)                   $327            $248
                                              ---------       ---------
RATIOS TO AVERAGE NET ASSETS:+
  Expenses                                         1.45%           1.44%
  Net investment income                            4.83            5.05
                                              ---------       ---------
PORTFOLIO TURNOVER RATE                              24%             32%
                                              =========       =========

(1) For the period six months ended September 30, 1995 (unaudited).
(2) For the period from December 13, 1994 (inception date) to March 31, 1995.
 *  Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for year.
 +  Annualized.

SMITH BARNEY
NEW JERSEY MUNICIPALS FUND INC.

Additional Information

     Change in Independent Auditor: On October 20, 1994, based upon the recommendation of the Audit Committee of the Fund, the Board of Directors determined not to retain Coopers & Lybrand L.L.P ("Coopers & Lybrand") as the Fund's independent auditor and voted to appoint KPMG Peat Marwick LLP. During the Fund's two most recent fiscal years, Coopers & Lybrand's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The Fund has requested Coopers & Lybrand to provide a letter to the Securities and Exchange Commission stating whether Coopers & Lybrand agrees with the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at (212) 723-9218.

SMITH BARNEY
NEW JERSEY
MUNICIPALS
FUND INC.

DIRECTORS
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt Dorsett
Elliot Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius Rose

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President
and Investment Officer

Karen L. Mahoney-Malcomson
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

               SMITH BARNEY
               ------------

A Member of TravelersGroup[LOGO]


INVESTMENT ADVISER
Smith Barney Mutual Funds
Management Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank

SHAREHOLDER
SERVICING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134



This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
NEW JERSEY
MUNICIPALS FUND INC.
388 Greenwich Street
New York, New York 10013

FD0450 11/95